UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2006

NN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Definitive Agreements.

Registrant files herewith employment agreements with certain of its executive officers effective August 21, 2006.

Item 9.01.  Financial Statements and Exhibits.

    (c)  Exhibits.

Exhibit
Number                    Description of Exhibit

10.1        NN, Inc. Employment Agreement - Baty
10.2        NN, Inc. Employment Agreement - Dorton
10.3        NN, Inc. Employment Agreement - Kelly
10.4        NN, Inc. Employment Agreement - Gentry
10.5        NN, Inc. Employment Agreement - Trombetti
10.6        NN, Inc. Employment Agreement - McKown
10.7        NN, Inc. Employment Agreement - Sams
10.8        NN, Inc. Employment Agreement - Anderson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: August 21, 2006	By:	/s/ William C. Kelly, Jr.
Title: Vice President and Chief Administrative Officer

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